Exhibit 10.2

STOCKHOLDERS AGREEMENT

This Stockholders Agreement (this “Agreement”) is made and entered into as of October 20, 2021, among P10, Inc., a Delaware corporation (the “Company”), and the persons identified on Schedule A hereto as “Investors” (collectively, the “Investors” and, each individually, an “Investor”), and is joined by the Original Agreement Parties (defined below) who are not Investors for the limited purpose of consenting to the provisions of this Agreement.

WHEREAS, P10 Holdings, Inc., a Delaware corporation previously named P10 Industries, Inc. (“Former P10 Parent”), entered into an Amended and Restated Stockholders Agreement dated December 18, 2018 (the “Original Agreement”), with the investors named on Schedule A thereto (together with P10 Sub, the “Original Agreement Parties”);

WHEREAS, in connection with the consummation of the transactions contemplated by the Sale and Purchase Agreement, dated as of January 16, 2020, among P10 Intermediate Holdings LLC, a Delaware limited liability company (“P10 LLC”), Former P10 Parent, Five Points Capital, Inc., a North Carolina S corporation (“FPC”), and all of FPC’s stockholders, each of P10 LLC, Former P10 Parent, Thomas P. Danis, Jr. as Trustee of the Thomas P. Danis, Jr. Revocable Living Trust dated March 10, 2003, as amended, Jeff P. Gehl as Trustee of the Jeff P. Gehl Living Trust dated January 25, 2011, Charles K. Huebner as Trustee of the Charles K. Huebner Trust dated January 16, 2001, Souder Family LLC, a Delaware limited liability company, Jon I. Madorsky as Trustee of the Jon I. Madorsky Revocable Trust dated December 1, 2008, David McCoy, Alexander Abell, Michael Feinglass, Andrew Nelson, Nell Blatherwick, 210/P10 Acquisition Partners, LLC, a Texas limited liability company, Keystone Capital XXX, LLC, a Delaware limited liability company (“Keystone”), David G. Townsend, Trustee of the David G. Townsend Revocable Living Trust Agreement Dated 9-9-2004, Martin P. Gilmore, Trustee of the Martin Paul Gilmore 2008 Revocable Trust dated March 17, 2008, Thomas H. Westbrook and Christopher N. Jones (each an “Original FPC Unitholder”) entered into an Equityholders Agreement dated January 16, 2020 (the “Original Equityholders Agreement”);

WHEREAS, in connection with the Sale and Purchase Agreement, dated as of August 24, 2020, among P10 LLC, Former P10 Parent, TrueBridge Capital Partners LLC, a Delaware limited liability company (“TB”), and certain other parties, each of the parties to the Original Equityholders Agreement (or their permitted successors), together with TrueBridge Colonial Fund, u/a dated 11/15/2015, and MAW Management Co., a Delaware corporation (each an “Original TB Unitholder”) entered into an Amended and Restated Equityholders Agreement dated August 24, 2020 (the “TB Equityholders Agreement”);

WHEREAS, in connection with the Securities Purchase Agreement, dated as of November 19, 2020, as amended, among P10 LLC, Enhanced Capital Partners, LLC, a Delaware limited liability company (“ECP”), Enhanced Capital Group, LLC, a Delaware limited liability company (“ECG”), the parties set forth on Schedule A thereto, and for certain specified purposes set forth therein, the parties set forth on Schedule B thereto, Former P10 Parent, and Stone Point Capital LLC (each a “EC Unitholder,” and together with Keystone, the Original FPC Unitholders and the Original TB Unitholders, the “Original Preferred Unitholders”) entered into an Equityholders Agreement dated December 14, 2020 (the “Enhanced Equityholders Agreement,” and together with the TB Equityholders Agreement, collectively, the “Equityholders Agreements”);

WHEREAS, pursuant to Section 1 of the Enhanced Equityholders Agreement and Section 2 of the TB Equityholders Agreement, prior to an Exchange (as defined in the Equityholders Agreement) in connection with which P10 LLC exercises its right to cause any of the Preferred Unitholders to exchange their Units (as defined in the Equityholders Agreements) for New P10 Parent Common Stock (as defined in the P10 LLC Agreement) pursuant to Section 3.8.2(b) of the Third Amended and Restated Limited Liability Company Agreement of P10 LLC dated as of December 14, 2020 (the “P10 LLC Agreement”), the applicable parties thereto agreed to amend and restate the Original Agreement and to offer each of the Preferred Unitholders who will hold Registrable Securities upon consummation of such Exchange the opportunity to execute and deliver this Agreement prior to the consummation of such Exchange and become parties hereto;

WHEREAS, Section 11 of the Original Agreement provided that in the event that Former P10 Parent elected to effect an underwritten registered offering of equity securities of any parent of Former P10 Parent (collectively for purpose of this clause, “alternative entities”) rather than the equity securities of Former P10 Parent, whether as a result of a reorganization of Former P10 Parent or otherwise, the investors party to the Original Agreement and Former P10 Parent shall cause the alternative entity to enter into an agreement with such investors that provides such investors with registration rights with respect to the equity securities of the alternative entity that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided to such Investors in the Original Agreement;

WHEREAS, in connection with the contemplated Uplist Event and Public Offering (as defined in the Equityholders Agreements), there will be a corporate reorganization whereby existing stockholders of Former P10 Parent will hold Class B Common Stock of the Company, the Preferred Unitholders will hold Class B Common Stock of the Company, Former P10 Parent will become a wholly owned subsidiary of the Company, and P10 LLC will become a wholly owned subsidiary of Former P10 Parent (the “P10 Reorganization”);

WHEREAS, effective upon the completion of the P10 Reorganization, the Equityholders Agreements shall terminate;

WHEREAS, upon any transfer, the Class B Common Stock will automatically convert on a one-for-one basis to shares of Class A Common Stock, except in the case of transfers to certain permitted transferees. In addition, holders of Class B Common Stock may elect to convert shares of Class B Common Stock on a one-for-one basis into Class A Common Stock at any time;

WHEREAS, following the P10 Reorganization, the Company intends to list its shares of Class A common stock, par value $0.001 per share, to the New York Stock Exchange (“Company Uplist”);

WHEREAS, the Form of Second Amended and Restated Stockholders Agreement attached to the Equityholders Agreements provided for certain registration rights of New P10 Parent Common Stock to be available as of October 5, 2020 (the “Demand Right Trigger Date”);

WHEREAS, the Company proposes and the stockholders accept that the Demand Right Trigger Date shall be extended to November 1, 2022 and the references to registration rights being to the Common Stock shall be to the Class A Common Stock of the Company; and

WHEREAS, in connection with the Company Uplist, the Original Agreement Parties desire to amend and restate the Original Agreement as set forth herein and the Preferred Unitholders listed on Schedule A hereto desire to join this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties hereto that were parties to the Original Agreement amend and restate the Original Agreement in its entirety as follows, and the new parties hereto that were not parties to the Original Agreement hereby agree as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble. “Alternative Entities” has the meaning set forth in Section 11.

“Board” means the board of directors (or any successor governing body) of the Company as constituted from time to time.

“Commission” means the United States Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of the Company and any other shares of capital stock of the Company issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Class A Common Stock). Each share of Class A common stock will entitle the holder to one vote per share.

“Class B Common Stock” means the Class B Common Stock, par value $0.001 per share, of the Company and any other shares of capital stock of the Company issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Class B Common Stock). Each share of Class B common stock will entitle the holder to ten votes per share.

“Common Stock” means, collectively, the Class A Common Stock and Class B Common Stock.

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Company Uplist” has the meaning set forth in the recitals.

“Controlling Person” has the meaning set forth in Section 5(q).

“Demand Registration” has the meaning set forth in Section 2(b).

“DTCDRS” has the meaning set forth in Section 5(r).

“EC Unitholder” has the meaning set forth in the recitals.

“Enhanced Equityholders Agreement” has the meaning set forth in the recitals.

“Equityholders Agreements” has the meaning set forth in the recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Former P10 Parent” has the meaning set forth in the recitals.

“FPC” has the meaning set forth in the recitals.

“FPC Unitholder” means each of the Original FPC Unitholders, Jones Family 2020 Descendants’ Trust dated July 31, 2020, Project Star LLC and FPC/P10 Investment, LLC.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Inspectors” has the meaning set forth in Section 5(h).

“Investors” has the meaning set forth in the preamble.

“Keystone” has the meaning set forth in the recitals.

“Long-Form Registration” has the meaning set forth in Section 2(a).

“Not RCP2 Sellers” has the meaning set forth in Section 14.

“Original Agreement” has the meaning set forth in the recitals.

“Original Agreement Parties” has the meaning set forth in the recitals.

“Original Equityholders Agreement” has the meaning set forth in the recitals.

“Original FPC Unitholder” has the meaning set forth in the recitals.

“Original Investors” means the parties to the Original Agreement listed under the heading “Investors” on Schedule A thereto.

“Original Preferred Unitholders” has the meaning set forth in the recitals.

“Original TB Unitholder” has the meaning set forth in the recitals.

“P10 LLC” has the meaning set forth in the recitals.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Piggyback Registration Statement” has the meaning set forth in Section 3(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 3(a).

“Piggyback Shelf Takedown” has the meaning set forth in Section 3(a).

“Preferred Unitholders” means the Original Preferred Unitholders together with their permitted transferees.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A or Rule 430B under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, including any Shelf Supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post- effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Public Offering” means the first offering of the Class A Common Stock after the date hereof pursuant to an effective Registration Statement filed under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan).

“RCP2 Purchase Agreement” means the Contribution and Exchange Agreement, dated as of October 5, 2017, among the Former P10 Parent and the RCP2 Sellers a party thereto.

“RCP2 Sellers” has the meaning set forth in Section 14.

“Records” has the meaning set forth in Section 5(h).

“Registrable Securities” means (a) the shares of Class A Common Stock underlying the shares of Class B Common Stock issued to the Investors pursuant to the P10 Reorganization, (b) any shares of Class A Common Stock beneficially owned or acquired by the Investors as of the date of the Equityholders Agreements, and (c) any shares of Class A Common Stock issued or issuable with respect to any shares described in subsections (a) and (b) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to such shares (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements, including Shelf Supplements, to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Required Approvals” has the meaning set forth in the recitals.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the fees and disbursements of counsel for the holders of Registrable Securities required to be paid by the Company pursuant to Section 6.

“Shelf Registration” has the meaning set forth in Section 2(c).

“Shelf Registration Statement” has the meaning set forth in Section 2(c).

“Shelf Supplement” has the meaning set forth in Section 2(d).

“Shelf Takedown” has the meaning set forth in Section 2(d).

“Short-Form Registration” has the meaning set forth in Section 2(b).

“TB Equityholders Agreement” has the meaning set forth in the recitals.

“TB Unitholder” means the Original TB Unitholders, Mel Williams Irrevocable Trust u/a/d August 12, 2015 and TrueBridge Ascent LLC.

2. Demand Registration.

(a) At any time beginning after November 1, 2022, holders of at least ten (10) percent of the Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities pursuant to a Registration Statement on Form S-1 or any successor form thereto (each, a “Long-Form Registration”). Each request for a Long- Form Registration shall specify the number of Registrable Securities requested to be included in the Long-Form Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than five (5) days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have five (5) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall prepare and file with (or confidentially submit to) the Commission a Registration Statement on Form S-1 or any successor form thereto covering all of the Registrable Securities that the holders thereof have requested to be included in such Long-Form Registration within sixty (60) days after the date on which the initial request is given and shall use its best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter. The Company shall not be required to effect a Long-Form Registration more than two (2) times for the holders of Registrable Securities as a group; provided, that a Registration Statement shall not count as a Long-Form Registration requested under this Section 2(a) unless and until it has become effective and the holders requesting such registration are able to register and sell at least a majority of the Registrable Securities requested to be included in such registration.

(b) After the Public Offering, the Company shall use its best efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto. At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3 or any successor form thereto, but in any event no earlier than November 1, 2022, the holders of Registrable Securities shall have the right to request an unlimited number of registrations under the Securities Act of all or any portion of their Registrable Securities pursuant to a Registration Statement on Form S-3 or any similar short-form Registration Statement (each, a “Short-Form Registration” and, collectively with each Long-Form Registration and Shelf Registration, a “Demand Registration”). Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be included in the Short-Form Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than five (5) days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have five (5) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall prepare and file with (or confidentially submit to) the Commission a Registration Statement on Form S-3 or any successor form thereto covering all of the Registrable Securities that the holders thereof have requested to be included in such Short-Form Registration within thirty (30) days after the date on which the initial request is given and shall use its best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

(c) At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”), but in any event no earlier than November 1, 2022, the holders of Registrable Securities shall have the right to request registration under the Securities Act of all or any portion of their Registrable Securities for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). Each request for a Shelf Registration shall specify the number of Registrable Securities requested to be included in the Shelf Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than five (5) days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have five (5) days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall prepare and file with (or confidentially submit to) the Commission a Shelf Registration Statement covering all of the Registrable Securities that the holders thereof have requested to be included in such Shelf Registration within ten (10) days after the date on which the initial request is given and shall use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

(d) The Company shall not be obligated to effect any Demand Registration within three (3) months after the effective date of a previous Demand Registration, Shelf Takedown or a previous Piggyback Registration in which holders of Registrable Securities were permitted to register the offer and sale under the Securities Act, and actually sold, at least a majority of the shares of Registrable Securities requested to be included therein. The Company may postpone for up to ninety (90) days the filing or effectiveness of a Registration Statement for a Demand Registration or a supplement (a “Shelf Supplement”) for the purpose of effecting an offering pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Takedown”) if the Board determines in its reasonable good faith judgment that such Demand Registration or Shelf Takedown would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the holders of a majority of the Registrable Securities initiating such Demand Registration or Shelf Takedown shall be entitled to withdraw such request and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all registration expenses in connection with such registration. The Company may delay a Demand Registration or Shelf Takedown hereunder only once in any period of twelve (12) consecutive months.

(e) If the holders of the Registrable Securities initially requesting a Demand Registration or Shelf Takedown elect to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to Section 2(a), Section 2(b), or Section 2(c) and the Company shall include such information in its notice to the other holders of Registrable Securities. The Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering, which underwriter must be reasonably acceptable to the holders of a majority of the Registrable Securities initially requesting the offering.

(f) The Company shall not include in any Demand Registration or Shelf Takedown any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting such Demand Registration or Shelf Takedown. If a Demand Registration or Shelf Takedown involves an underwritten offering and the managing underwriter of the requested Demand Registration or Shelf Takedown advises the Company and the holders of Registrable Securities in writing that in its reasonable and good faith opinion the number of shares of Class A Common Stock proposed to be included in the Demand Registration or Shelf Takedown, including all Registrable Securities and all other shares of Class A Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Class A Common Stock which can be sold in such underwritten offering and/or the number of shares of Class A Common Stock proposed to be included in such Demand Registration or Shelf Takedown would adversely affect the price per share of the Class A Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration or Shelf Takedown (i) first, the shares of Class A Common Stock that the holders of Registrable Securities propose to sell, and (ii) second, the shares of Class A Common Stock proposed to be included therein by any other Persons (including shares of Class A Common Stock to be sold for the account of the Company and/or other holders of Class A Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

(g) Upon receipt of any Demand Registration, the Company shall not file any other Registration Statement without the consent of the holders of a majority of the Registrable Securities requesting registration until the consummation of the sale of Registrable Securities contemplated by the applicable Demand Registration; provided that the Company shall be permitted to file any Registration Statement on Form S-8.

3.	Piggyback Registration.

(a) Whenever the Company proposes to register the offer and sale of any shares of its Class A Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), but in any event no earlier than November 1, 2022, the Company shall give prompt written notice (in any event no later than fifteen (15) days prior to the filing of such Registration Statement) to the holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and Section 3(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within five (5) days after the Company’s notice has been given to each such holder. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2. If any Piggyback Registration Statement pursuant to which holders of Registrable Securities have registered the offer and sale of Registrable Securities is a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), such holder(s) shall have the right, but not the obligation, to be notified of and to participate in any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(b) If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of shares of Class A Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Class A Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Class A Common Stock which can be sold in such offering and/or that the number of shares of Class A Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, (A) then in the case of the Public Offering, the Company shall include in such registration or takedown (i) first, the shares of Class A Common Stock that the Company proposes to sell; (ii) second, to Keystone and its Affiliates who hold Registrable Securities in an amount up to $15 million (or such lesser amount as Keystone or its Affiliates elect to sell and based on the number of shares to be sold multiplied by the price to the public in the offering), to the FPC Unitholders and their Affiliates who hold Registrable Securities in an amount equal to 44.67% of the amount to be sold by Keystone and its Affiliates pursuant to this clause (ii), to the TB Unitholders and their Affiliates who hold Registrable Securities in an amount up to $15 million (or such lesser amount as the TB Unitholders or its

Affiliates elect to sell and based on the number of shares to be sold multiplied by the price to the public in the offering), and to the EC Unitholders and their Affiliates who hold Registrable Securities in an amount equal to 44.67% of the amount to be sold by Keystone and its Affiliates pursuant to this clause (ii) (provided, that if the number of Registrable Securities available to be included pursuant to this clause (ii) is less than $43.4 million, then Keystone will be allocated 34.56% of such available shares, the FP Unitholders will be allocated 15.44% of such available shares, the TB Unitholders will be allocated 34.56% of such available shares and the EC Unitholders will be allocated 15.44% of such available shares), (iii) third, the shares of Class A Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree and giving effect to the amounts allocated to Keystone, the FPC Unitholders, the TB Unitholders and the EC Unitholders and their respective Affiliates in clause (ii); and (iv) fourth, the shares of Class A Common Stock requested to be included therein by holders of Class A Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree and (B) then in all other cases, the Company shall include in such registration or takedown (i) first, the shares of Class A Common Stock that the Company proposes to sell; (ii) second, the shares of Class A Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iii) third, the shares of Class A Common Stock requested to be included therein by holders of Class A Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree; provided, that in any event the holders of Registrable Securities shall be entitled to register the offer and sale or distribute at least thirty percent (30%) of the securities to be included in any such registration or takedown.

(c) If a Piggyback Registration or Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Class A Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its reasonable and good faith opinion the number of shares of Class A Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Class A Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Class A Common Stock which can be sold in such offering and/or that the number of shares of Class A Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Class A Common Stock to be sold in such offering, the Company shall include in such registration or takedown (i) first, the shares of Class A Common Stock requested to be included therein by the holder(s) requesting such registration or takedown and by the holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of shares of Class A Common Stock other than the Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the shares of Class A Common Stock requested to be included therein by other holders of Class A Common Stock, allocated among such holders in such manner as they may agree.

(d) If any Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering. Each holder of Registrable Securities proposing to distribute Registrable Securities through such underwritten offering shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

4. Public Offering Lock-Up. Each holder of Registrable Securities agrees that in connection with a Public Offering, and upon the request of the managing underwriter in such offering, such holder shall not, without the prior written consent of such managing underwriter, during the period commencing on the effective date of such registration and ending on the date specified by such managing underwriter (such period not to exceed one hundred eighty (180) days), (i) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Class A Common Stock held immediately before the effectiveness of the Registration Statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 4 shall not apply to sales of Registrable Securities to be included in such offering pursuant to Section 2(a), Section 2(b), Section 2(c) or Section 3(a), and shall be applicable to the holders of Registrable Securities only if all officers and directors of the Company and all stockholders owning more than five percent (5%) of the Company’s outstanding Class A Common Stock are subject to the same restrictions. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 4, each holder of Registrable Securities shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 4 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or holder of greater than five percent (5%) of the outstanding Class A Common Stock.

5. Registration Procedures. If and whenever the holders of Registrable Securities request that the offer and sale of any Registrable Securities be registered under the Securities Act or any Registrable Securities be distributed in a Shelf Takedown pursuant to the provisions of this Agreement, the Company shall use its best efforts to effect the registration of the offer and sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as practicable and as applicable:

(a) subject to Section 2(a), Section 2(b) and Section 2(c), prepare and file with the Commission a Registration Statement covering such Registrable Securities and use its best efforts to cause such Registration Statement to be declared effective;

(b) in the case of a Long-Form Registration or a Short-Form Registration, prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement;

(c) within a reasonable time before filing such Registration Statement, Prospectus or amendments or supplements thereto with the Commission, furnish to one counsel selected by holders of a majority of such Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

(d) notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement, including a Shelf Supplement, to any Prospectus forming a part of such Registration Statement has been filed with the Commission;

(e) furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto, including a Shelf Supplement (in each case including all exhibits and documents incorporated by reference therein), and such other documents as such seller may request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f) use its best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder requests and do any and all other acts and things which may be necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5(f);

(g) notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) make available for inspection by any selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement;

(i) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration;

(j) use its best efforts to cause such Registrable Securities to be listed on each securities exchange on which the Class A Common Stock is then listed or, if the Class A Common Stock is not then listed, on a national securities exchange selected by the holders of a majority of such Registrable Securities;

(k) in connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities));

(l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(m) furnish to each underwriter, if any, with (i) a written legal opinion of the Company’s outside counsel, dated the closing date of the offering, in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten registered offerings; and (ii) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(n) without limiting Section 5(f), use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the holders of such Registrable Securities to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(o) notify the holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(p) advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(q) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (a “Controlling Person”) of the Company, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(r) cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement or Rule 144 free of any restrictive legends and representing such number of shares of Class A Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement or Rule 144; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System (the “DTCDRS”);

(s) not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the DTCDRS;

(t) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable; and

(u) otherwise use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

6. Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (i) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than fees, commissions or discounts); (iii) expenses of any audits incident to or required by any such registration; (iv) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (v) printing expenses; (vi) messenger, telephone and delivery expenses; (vii) fees and expenses of the Company’s counsel and accountants; (viii) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (ix) fees and expenses of one counsel for the holders of Registrable Securities participating in such registration as a group (selected by, in the case of a registration under Section 2(a), the holders of a majority of the Registrable Securities initially requesting such registration, and, in the case of all other registrations hereunder, the holders of a majority of the Registrable Securities included in the registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such holder.

7. Indemnification.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, such holder’s officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have.

(b) In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, for each holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement. This indemnity shall be in addition to any liability the selling holder may otherwise have.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 7, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s ownership of its shares of Class A Common Stock to be sold in the offering and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7.

9. Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, at any time when the Company is subject to filing obligations under Section 13(a) or Section 15(d) of the Exchange Act, the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) use best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as such holder may request in connection with the sale of Registrable Securities without registration.

10. Preservation of Rights. Without the prior written consent of the holders of a majority of the Registrable Securities, the Company shall not (a) grant any registration rights, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Securities in this Agreement.

11. Alternative Entities. In the event that the Company elects to effect an underwritten registered offering of equity securities of any subsidiary or parent of the Company (collectively, “Alternative Entities”) rather than the equity securities of the Company, whether as a result of a reorganization of the Company or otherwise, the Investors and the Company shall cause the Alternative Entity to enter into an agreement with the Investors that provides the Investors with registration rights with respect to the equity securities of the Alternative Entity that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided to the Investors in this Agreement.

12. Termination. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities at the earliest of the following: (i) when a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement,

(ii) when such securities shall have been distributed pursuant to Rule 144 under the Securities Act, (iii) when such securities shall have been otherwise transferred in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities, (iv) when such securities are no longer outstanding and (v) at any time following the Public Offering and with respect to any Investor, when such Investor together with its Affiliates ceases to own at least 1.0% of the then-outstanding shares of Common Stock.

13. Option Grants. The parties agree that the employees of the Company and its subsidiaries as a group shall be eligible to be granted annually for ten (10) years beginning on the date of the Original Agreement options to acquire a number of shares of Common Stock equal to two percent (2%) of the aggregate number of shares of Common Stock outstanding on the date of grant of such options, provided that the exercise date of each option is not earlier than November 1, 2022 and each option is granted at no less than the fair market value of the shares of Class A Common Stock into which such option is exercisable.

14. Other Covenants. Unless otherwise consented to by the holders of a majority of the Class A Common Stock owned by the Investors that are identified on Schedule A hereto under the heading “Not RCP2 Sellers” (“Not RCP2 Sellers”), which consent may be withheld in such holders’ sole discretion, all new investment management agreements entered into with each new investment limited partnership or investment fund formed after the date hereof with respect to which any Investor that is identified on Schedule A hereto under the heading “RCP2 Sellers” (the “RCP2 Sellers”) is involved in the promotion or sale of limited partnership or other fund interests to investors shall be transacted, if at all, exclusively through the Company or its Affiliates. It is understood that RCP2 Sellers shall be entitled to receive as separate consideration carried interest from new fund customers in a manner substantially similar to the carried interest historically received by them at RCP Advisors 2, LLC in connection with the Investment Management Agreements (as defined in the RCP2 Purchase Agreement).

15. Board Nomination and Observer. The provisions of Sections 4 and 5 of the TB Equityholders Agreement are incorporated herein by reference and such sections (and any defined terms used therein) shall remain in full force and effect as if set forth in this Agreement in their entirety. As used in Sections 4 and 5 of the TB Equityholders Agreement, “New P10 Parent” means the Company. For the avoidance of doubt, this Section 15 may only be amended, modified, supplemented or waived with the prior written consent of the Company and the holders of a majority of the Common Stock held by the TB Unitholders.

16. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 16).

If to the Company:	P10, Inc. 4514 Cole Avenue, Suite 1600 Dallas, Texas 75205 Attention: Amanda Coussens

with a copy to:

Gibson, Dunn & Crutcher LLP

2001 Ross Avenue, Suite 2100

Dallas, Texas 75201

E-mail: dsinak@gibsondunn.com

Attention: David Sinak

and

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Email:

afinerman@olshanlaw.com

Attention: Adam Finerman

If to any Investor, to such Investor’s address as set forth in the register of stockholders maintained by the Company.

17. Entire Agreement. This Agreement (and any related exhibits and schedules thereto), constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

18. Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Each Investor may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that as a condition to the effectiveness of such assignment, unless any such transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Investor, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $25.0 million of Registrable Securities, (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such transferring Investor under this Agreement and (d) the transferor or assignor is not relieved of any obligations or liabilities hereunder arising out of events occurring prior to such transfer.

19. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the parties hereto hereby acknowledge that the Persons set forth in Sections 7 and 23 are express third-party beneficiaries of the obligations of the parties hereto set forth in Section 7 and 23, respectively.

20. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

21. Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and the holders of a majority of the Registrable Securities; provided that (i) Section 3(b)(A)(ii) may only be amended, modified, supplemented or waived by the holders of (a) a majority of the Common Stock owned by Keystone, (b) a majority of the Common Stock owned by the FPC Unitholders, (c) a majority of the Common Stock owned by the TB Unitholders, and (d) at least two-thirds of the Common Stock owned by the EC Unitholders; (ii) Section 14 may only be amended, modified, supplemented or waived by the holders of (a) a majority of the Common Stock owned by the Not RCP2 Sellers and (b) a majority of the Common Stock owned by the RCP2 Sellers; (iii) Section 13 may only be amended, modified, supplemented or waived by the holders of (a) a majority of the Common Stock owned by the RCP2 Sellers and (b) a majority of the Common Stock owned by the Not RCP2 Sellers. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

22. Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

23. Remedies. Each party hereto, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each party hereto acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. If any RCP2 Seller breaches this Agreement and the Company fails to exercise its remedies in response to such breach, the parties hereto agree that any Not RCP2 Seller shall be entitled, on behalf of the Company, to exercise any rights granted to the Company by law, including recovery of damages, and to seek specific performance, with respect to such breach.

24. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Illinois in each case located in the city of Chicago and County of Cook, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

25. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 25.

26. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

27. Further Assurances. Each of the parties to this Agreement shall, and shall cause their Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

28. Termination of Prior Agreements. The parties to the TB Equityholders Agreement, the Enhanced Equityholders Agreement and the Original Agreement, which are parties hereto, agree that upon (and only upon) the completion of the P10 Reorganization (including the Uplist Event and the Public Offering) each of the TB Equityholders Agreement, Enhanced Equityholders Agreement and the Original Agreement, as applicable, shall thereupon be terminated in their entirety and shall thereupon be of no further force or effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

COMPANY:

P10, INC.

By:	/s/ Amanda Coussens

Name:	Amanda Coussens

Title:	CFO

FORMER P10 PARENT:

P10 HOLDINGS, INC.

By:	/s/ Amanda Coussens

Name:	Amanda Coussens

Title:	CFO

[Signature Page to Stockholders Agreement]

/s/ ALEXANDER ABELL
ALEXANDER ABELL

/s/ ANDREW NELSON and LAURIE NELSON
ANDREW NELSON and LAURIE NELSON (Joint Tenants)

/s/ Andrew Nelson
Andrew Nelson

/s/ Laurie Nelson
Laurie Nelson

CHARLES K. HUEBNER AS TRUSTEE OF THE CHARLES K. HUEBNER TRUST DATED JANUARY 16, 2001

By:	/s/ Charles K. Huebner

Name: Charles K. Huebner
Title: Trustee

/s/ DAVID MCCOY
DAVID MCCOY

[Signature Page to Stockholders Agreement]

JEFF P. GEHL AS TRUSTEE OF THE JEFF P. GEHL LIVING TRUST DATED JANUARY 25, 2011

By:	/s/ Jeff P. Gehl
Name: Jeff P. Gehl
Title: Trustee

JON I. MADORSKY AS TRUSTEE OF THE JON I. MADORSKY REVOCABLE TRUST DATED DECEMBER 1, 2008

By:	/s/ Jon I. Madorsky

Name: Jon I. Madorsky

Title: Trustee

/s/ MICHAEL FEINGLASS
MICHAEL FEINGLASS

/s/ NELL BLATHERWICK
NELL BLATHERWICK

THOMAS P. DANIS AS TRUSTEE OF THE THOMAS P. DANIS, JR. REVOCABLE LIVING TRUST DATED MARCH 10, 2003

By:	/s/ Thomas P. Danis, Jr.

Name: Thomas P. Danis, Jr.

Title: Trustee

PRISM 2, LLC

By:	/s/ Thomas P. Danis, Jr.

Name: Thomas P. Danis, Jr.

Title: Authorized Signatory

[Signature Page to Stockholders Agreement]

/s/ William F. Souder
WILLIAM F. SOUDER

SOUDER FAMILY LLC

By:	/s/ William F. Souder

Name: William F. Souder
Title: Managing Member

/s/ MICHAEL KORENGOLD
MICHAEL KORENGOLD

KORENGOLD FAMILY ASSOCIATES, LLC

By:	/s/ Michael Korengold

Name: Michael Korengold
Title: Manager

MK NOTE HOLDINGS, LLC

By:	/s/ Michael Korengold

Name: Michael Korengold
Title: Manager

/s/ DAVID HUSTON
DAVID HUSTON

CHAPARRAL LLC

By:	/s/ Andrew Paul

Name: Andrew Paul
Title: Sole Member

APMK Holdings, LLC

By:	/s/ Andrew Paul

Name: Andrew Paul
Title: Sole Member

[Signature Page to Stockholders Agreement]

/s/ PAUL KASPER
PAUL KASPER

/s/ RICHARD MONTGOMERY
RICHARD MONTGOMERY

/s/ SHANE MCCARTHY
SHANE MCCARTHY

/s/ MARK SLUSAR
MARK SLUSAR

VCPE III LLC
By: VCPE Management III, its manager
By: Cougar Investment Holdings LLC, its managing member

By:	/s/ Chris Orndorff

Name:	Chris Orndorff

Title:	Vice President

[Signature Page to Stockholders Agreement]

TRIDENT V, L.P.
By: Stone Point Capital, LLC, its manager

By:	/s/ Peter Mundheim

Name:	Peter Mundheim

Title:	Principal and Counsel

TRIDENT V PARALLEL FUND, L.P.
By: Stone Point Capital, LLC, its manager

By:	/s/ Peter Mundheim

Name:	Peter Mundheim

Title:	Principal and Counsel

TRIDENT V PROFESSIONALS FUND, L.P.
By: Stone Point Capital, LLC, its manager

By:	/s/ Peter Mundheim

Name:	Peter Mundheim

Title:	Principal and Counsel

[Signature Page to Stockholders Agreement]

TrueBridge Colonial Fund, u/a dated 11/15/2015

By:	/s/ Edwin Poston
Name: Edwin Poston
Its: GP

Mel Williams Irrevocable Trust u/a/d August 12, 2015

By:	Alliance Trust Company , its Trustee

By:	/s/ Mel A. Williams
Name: Mel A. Williams
Its:

TrueBridge Ascent LLC

By:	/s/ Edwin Poston
Name: Edwin Poston
Its: GP

MAW MANAGEMENT CO.

By:	/s/ Mel A. Williams
Name: Mel A. Williams
Its:

[Signature Page to Stockholders Agreement]

210/P10 ACQUISITION PARTNERS, LLC

By:	210 Capital, LLC
Its:	Sole Member

By:	Covenant RHA Partners, L.P.
Its:	BY: RHA Investments, Inc., its General Partner

By:	/s/ Robert Alpert
Name: Robert Alpert
Its: President

By:	CCW/LAW Holdings, LLC
Its:	Manager

By:	/s/ C. Clark Webb
Name: C. Clark Webb
Its: Manager

/s/ ROBERT ALPERT
ROBERT ALPERT

/s/ C. CLARK WEBB
C. CLARK WEBB

[Signature Page to Stockholders Agreement]

KEYSTONE CAPITAL XXX, LLC

By:	/s/ Kent Dauten
Name: Kent Dauten
Its: Authorized Signatory

DAVID G. TOWNSEND FAMILY 2020 GENERATION-SKIPPING TRUST

By:	/s/ Margaret Townsend
Name: Margaret D. Townsend
Its: Trustee

MARTIN PAUL GILMORE 2020 IRREVOCABLE TRUST DATED JULY 23, 2020

By:	/s/ Susan Bradford Gilmore
Name: Susan Bradford Gilmore
Its: Trustee

By:	/s/ Rick Wimmer
Name: Rick Wimmer
Its: Trustee

THOMAS H. WESTBROOK 2012 IRREVOCABLE TRUST DATED DECEMBER 11, 2012

By:	/s/ Anne Rollins Westbrook
Name: Anne Rollins Westbrook
Its: Trustee

/s/ THOMAS H. WESTBROOK
THOMAS H. WESTBROOK

[Signature Page to Stockholders Agreement]

CHRISTOPHER N. JONES 2014 REVOCABLE TRUST DATED MARCH 10, 2014

By:	/s/ Christopher N. Jones
Name: Christopher N. Jones
Its: Trustee

JONES FAMILY 2020 DESCENDANTS’ TRUST DATED JULY 31, 2020

By:	/s/ Lucinda Kellam Jones
Name: Lucinda Kellam Jones
Its: Trustee

PROJECT STAR LLC

By:	/s/ S. Whitfield Edwards
Name: S. Whitfield Edwards
Its:

FPC/P10 INVESTMENT, LLC

By:	/s/ Whitfield Edwards
Name: Whitfield Edwards
Its:

[Signature Page to Stockholders Agreement]

Schedule A

Investors (all of the below)

RCP 2 Sellers

1.	Alexander Abell
2.	Andrew Nelson and Laurie Nelson (joint tenants)
3.	Charles K. Huebner as Trustee of the Charles K. Huebner Trust, dated January 16, 2001
4.	David McCoy
5.	Jeff P. Gehl as Trustee of the Jeff P. Gehl Living Trust, dated January 25, 2011
6.	Jon I. Madorsky as Trustee of the Jon I. Madorsky Revocable Trust, dated December 1, 2008
7.	Michael Feinglass
8.	Nell Blatherwick
9.	Thomas P. Danis, Jr. as Trustee of the Thomas P. Danis, Jr. Revocable Living Trust, dated March 10, 2003, as amended
10.	Souder Family LLC
11.	Prism 2, LLC
12.	William Souder
13.	Andrew Nelson

A. Not RCP 2 Sellers

1.	210/P10 Acquisition Partners, LLC

B. Keystone:

1.	Keystone Capital XXX, LLC

C. FPC:

1.	David G. Townsend Family 2020 Generation Skipping Trust
2.	Martin Paul Gilmore 2020 Irrevocable Trust dated July 23, 2020
3.	Thomas H. Westbrook 2012 Irrevocable Trust dated December 11, 2012
4.	Thomas H. Westbrook
5.	Christopher N. Jones 2014 Revocable Trust dated March 10, 2014
6.	Jones Family 2020 Descendants’ Trust dated July 31, 2020
7.	Project Star LLC
8.	FPC/P10 Investment, LLC

D. Enhanced

1.	Michael Korengold
2.	Korengold Family Associates, LLC
3.	MK Note Holdings, LLC
4.	APMK Holdings, LLC
5.	Shane McCarthy
6.	Richard Montgomery
7.	Paul Kasper
8.	VCPE III
9.	Chaparral LLC
10.	Trident V, L.P.
11.	Trident V Parallel Fund, L.P.
12.	Trident V Professionals Fund, L.P.
13.	David Huston
14.	Mark Slusar

E. TrueBridge

1.	TrueBridge Colonial Fund, u/a dated 11/15/2015
2.	Alliance Trust Company, Trustee of Mel Williams Irrevocable Trust u/a/d August 12, 2015
3.	TrueBridge Ascent LLC
4.	MAW Management Co.